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GreenPoint Manufactured Housing Contract Trust
Pass Through Certificates
Series 1998-1

                                                                 MONTHLY REPORT - COMBINED
Determination Date:                   10-Mar-99
Remittance Date:                      15-Mar-99
Month End Date:                       28-Feb-99
-------------------------------------------------------------------------------------------------------------------------------

(a)      Class I A  Distribution Amount                                                                               5,244,258.46

(b)      Class I A  Distribution Principal                                                                            2,654,865.96
                      Scheduled Payments of Principal                                 580,788.03
                      Partial Prepayments                                             151,785.72
                      Scheduled Principal Balance Principal                         1,689,929.70
                      Prepayment in Full
                      Scheduled Principal Balance Liquidated Contracts                232,362.51
                      Scheduled Principal Balance Repurchases                               0.00

(c)      Class I A  Interest Distribution                                                                              2,589,392.50
         Class I A  Interest Shortfall                                                                                         0.00

(d)      Class I A Remaining Certificate Balance                                                                     465,660,281.63
         Class II A Remaining Certificate Balance                                                                    241,542,899.66

(e)      Class II A Distribution Amount                                                                                3,117,132.84

(f)      Class II A Distribution Principal                                                                             2,111,031.55
                     Scheduled Payments of Principal                                   270,198.53
                     Partial Prepayments                                                74,868.70
                     Scheduled Principal Balance Principal Prepayment                1,486,331.25
                     in Full
                     Scheduled Principal Balance Liquidated Contracts                  279,633.07
                     Scheduled Principal Balance Repurchases                                 0.00

(g)      Class II A  Interest Distribution                                                                             1,006,101.29
         Class II A  Interest Shortfall                                                                                        0.00

(h)      Class I A Pass Through Rate                                                                                       6.635000%

         Class II A Pass Through Rate                                                                                      5.505630%


(i)      Monthly Servicing Fee                                                                                           593,307.56

(j)      Delinquency                                                    # of Contracts                         Prin. Balance
                                                                  ----------------------               ----------------------------
              a)  One Monthly Payment Delinquent                                     233                               8,973,435.69
              b)  Two Monthly Payments                                                40                               1,532,068.12
              c)  Three or more Monthly Payments                                      14                                 525,635.05
                                                                  ----------------------               ----------------------------
                                                                                     287                              11,031,138.86
                                                                  ======================               ============================


(k)      Repurchased Contracts             Contract Number              Repurchase Price                  Difference Paid by Seller
                                                                  ----------------------               ----------------------------
                                                                                    0.00                                       0.00
                                                                  ----------------------               ----------------------------
                                           Total Repurchases                        0.00                                       0.00

                                                                  ======================               ============================
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
(l)      Repossessions or Foreclosures                                            Number                             Actual Balance

                                                                  ----------------------               ----------------------------
                                                               BOP                    53                            $  1,755,394.49
                                                     Repossessions
                                                              Plus                    44                               1,374,665.69
                                                     Repossessions
                                                        this Month
                                                              Less                   -17                               ($534,206.59)
                                                                  ----------------------               ----------------------------
                                                      Liquidations
                                                               EOP                    80                            $  2,595,853.59
                                                     Repossessions
                                                                  ======================               ============================

(m)          Group I Enhancement Payment                                                                                       0.00

             Group II Enhancement Payment                                                                                      0.00

(n)          Monthly Advance Group I                                                                                           0.00
             Outstanding  Amount Advanced Group I                                                                              0.00
             Monthly Advance Group II                                                                                          0.00
             Outstanding Amount Advanced Group II                                                                              0.00

(o)          Group I Deposit to Special Account                                                                                0.00
             Group II Deposit to Special Account                                                                               0.00

(p)          Amount Distributed to Class R Certificateholders                                                             972,187.42


(q)          Net Weighted Average Contract Rate Group I                                                                        9.50%

             Net Weighted  Average Contract Rate Group II                                                                      8.29%


(r)          Group I Pool Principal Balance percentage                                                                    97.423755%

             Group II Pool Principal Balance percentage                                                                   96.714332%


(s)          Aggregate Deficiency Amounts                                                                                      0.00
             Servicer Deficiency Amounts received                                                                              0.00

(t)          Net Funds Carryover Amount paid to Class II A Certificateholders                                                  0.00
             Net Funds Carryover Amount remaining                                                                              0.00
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